Ex 10.2

                          Jiaozuo Yi Wan Hotel Co.,Ltd.

             Management and Administrative Staff Employment Contract

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Cheng Wanming is now engaged by Jiaozuo Yi Wan Hotel Co., Ltd. to work in the position of President.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from December Month 1 Date 1999 Year to
December Month 1 Date 2002 Year. Three Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

December Month_1___Date__1999__Year

The Employee /s/___________
December Month__1__Date__1999__Year

                         Jiaozuo Yi Wan Hotel Co., Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 1996-01

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Zhang Haoyu is now engaged by Jiaozuo Yi Wan Hotel Co., Ltd. to work in the position of Vice-President.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from DecemberMonth 1 Date 1996 Year to
December Month 1 Date 2001 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

December Month_1___Date__1996__Year

The Employee /s/___________
December Month__1__Date__1996__Year

                         Jiaozuo Yi Wan Hotel Co., Ltd.

             Management and Administrative Staff Employment Contract
                     Personnel Department Form No: 2000-T-01

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Wu Zeming is now engaged by Jiaozuo Yi Wan Hotel Co., Ltd. to work in the position of Representative of Guangdong Office.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from Aprial Month 25 Date 2000 Year to
Aprial Month 25 Date 2003 Year. Three Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

Aprial  Month_25___Date__2000__Year

The Employee /s/___________
Aprial  Month__25__Date__2000__Year

                         Jiaozuo Yi Wan Hotel Co., Ltd.

             Management and Administrative Staff Employment Contract
                     Personnel Department Form No: 1998-T-1

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. You Yingliu is now engaged by Jiaozuo Yi Wan Hotel Co., Ltd. to work in the position of Representative for Seafood Purchasing.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from December Month 25 Date 1998 Year to
December Month 25 Date 2001 Year. Three Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

December Month_24___Date__1998__Year

The Employee /s/___________
Decembert Month_24__Date__1998__Year

                          Jiaozuo Yi Wan Hotel Co.,Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 2000-02

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Chang Jufeng is now engaged by Jiaozuo Yi Wan Hotel Co., Ltd. to work in the position of Assistant President.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from March Month 20 Date 2000 Year to March
Month 20 Date 2005 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

March Month_20___Date__2000__Year

The Employee /s/___________
March Month__20__Date__2000__Year

                          Jiaozuo Yi Wan Hotel Co.,Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 2000-03

To meet the management and administrative needs of the Corporation, Mr. /Madame
Ms. Liu Hua is now engaged by Jiaozuo Yi Wan Hotel Co., Ltd. to work in the position of Assistant President.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from March Month 20 Date 2000 Year to March
Month 20 Date 2005 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

March Month_20___Date__2000__Year

The Employee /s/___________
March Month_20__Date__2000__Year

                          Jiaozuo Yi Wan Hotel Co.,Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 2000-05

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Chen Hong is now engaged by Jiaozuo Yi Wan Hotel Co., Ltd. to work in the position of Director of the Administrative Office

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from October Month 1 Date 2000 Year to
October Month 1 Date 2005 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

October  Month_1___Date__2000__Year

The Employee /s/___________
October  Month__1__Date__2000__Year

                          Jiaozuo Yi Wan Hotel Co.,Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 2000-04

To meet the management and administrative needs of the Corporation, Mr. /Madame
Ms. Hu Zhaoxia is now engaged by Jiaozuo Yi Wan Hotel Co., Ltd. to work in the position of Manager of the Food and Beverage Department.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from August Month 15 Date 2000 Year to
August Month 15 Date 2005 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

August Month_15___Date__2000__Year

The Employee /s/___________
August Month_15__Date__2000__Year

                          Jiaozuo Yi Wan Hotel Co.,Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 2000-01

To meet the management and administrative needs of the Corporation, Mr. /Madame
Ms. Yang Jianying is now engaged by Jiaozuo Yi Wan Hotel Co., Ltd. to work in the position of Manager of the Guest Room Department.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from February Month 1 Date 2000 Year to
February Month 1 Date 2005 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

February  Month_1___Date__2000__Year

The Employee /s/___________
February  Month__1__Date__2000__Year

                          Jiaozuo Yi Wan Hotel Co.,Ltd.

             Management and Administrative Staff Employment Contract
                      Personnel Department Form No: 1999-01

To meet the management and administrative needs of the Corporation, Mr. /Madame
Mr. Xue Xiaogang is now engaged by Jiaozuo Yi Wan Hotel Co., Ltd. to work in the position of Manager of the Financial Department.

Upon review and understanding of the content contained in the following policies: Yi Wan's System of Personal Responsibility of Management and
Administrative Staff, and Yi Wan's Position Employment System of Management and
Administrative Staff, both parties agree to enter into and sign the this employment agreement as follows:

1. The employment period shall start from October Month 1 Date 1999 Year to
October Month 1 Date 2004 Year. Five Years altogether.

Monthly salary shall be determined corresponding to the position and level of work responsibility within the Corporation. The employee will be eligible for bonus payments according to the provisions of the Corporation's performance and bonus program. The employee shall enjoy the benefits provided by the Corporation in a group coverage medical treatment insurance, life insurance and old-age pension. The employee shall be responsible to pay any and all relevant income related taxes as may be required by the State.

3. The employee shall obey the direction of his or her supervisor, fulfill the work duties an tasks assigned by his or her supervisor and carry out all rules and regulations of the Corporation on his or her own initiative.

4. The Corporation shall, during the time of employment, examine, check and evaluate the work of the employee. The Corporation shall determine whether the employee has neglected any of his or her duties and whether he or she has the ability and qualifications to continue to fulfill the requirements of the position. In the event the employee has directly caused, whether by negligence or willful misconduct, economic loss to the Corporation, the Corporation shall in accordance with Yi Wan's Position Employment System of Management and
Administrative Staff, have the right to demote the position of the employee, reduce the salary of the employee, dismiss the employee from employment, and, in the case of criminal action, seek penalties and prosecution under the full force of the law for economic losses caused by the employee.

5. During the term of employment, the Corporation shall not dismiss the employee without due cause. During the term of employment, the employee shall not leave the employment of the Corporation without prior permission of the Corporation.
In the event one party breaches any provision of the employment contract, the other party shall have the right to pursue legal treatment with the labor arbitration authorities.

6. When the term of employment expires, the Corporation shall inform the employee of its intention to enter into a new employment contract with the employee one month in advance of the stated contract expiration date.

This contract is in the form of two originals: each signed by the Corporation and the employee. The Corporation and the employee shall each maintain an original version of the contract. Corporation: Yi Wan Group

Legal Representative /s/________

October  Month_1___Date__1999__Year

The Employee /s/___________
October  Month__1__Date__1999__Year